Exhibit 32.2

CERTIFICATION OF INTERIM CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, George de Urioste, the chief financial officer of Marvell Technology Group Ltd. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)               the Annual Report of the Company on Form 10-K for the fiscal year ended February 2, 2008 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE DE URIOSTE
George de Urioste
Interim Chief Financial Officer

Date: March 28, 2008